UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2023
MarketWise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39405	87-1767914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1125 N. Charles St.
Baltimore,	Maryland	21201
(Address of principal executive offices, including zip code)

(888) 261-2693
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MKTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On May 9, 2023, MarketWise, Inc. (the “Company”) received a notice (the “Notice”) from the Nasdaq Listing Qualifications department (“Nasdaq”). The Notice indicated that, due to the resignation of Mr. Manuel Borges from the audit committee (the “Audit Committee”) of the board of directors (the “Board”) of the Company (in connection with his resignation from the Board), the Company no longer complies with Nasdaq’s audit committee requirements as set forth in Listing Rule 5605. Listing Rule 5605 requires, among other things, that the Audit Committee be comprised of a minimum of three independent directors.
The Notice also indicates that, consistent with Listing Rule 5605(c)(4), Nasdaq is providing the Company with a cure period in order to regain compliance no later than October 30, 2023.
The Notice has no immediate effect on the listing of the Company’s common stock on The Nasdaq Global Select Market.
As previously disclosed in the Company’s Form 8-K filed May 2, 2023, on May 1, 2023, the Company appointed Mr. Glenn Tongue as a member of the Board, effective immediately. As disclosed under Item 5.02 below, Mr. Tongue will fill Mr. Borges’ vacancy on the Audit Committee, effective immediately. The Board has determined that Mr. Tongue is independent under Listing Rule 5605(a)(2) and that he is eligible and qualified to serve on the Audit Committee. Therefore, the Company believes it will regain compliance with Listing Rule 5605 on May 12, 2023, in connection with Mr. Tongue’s appointment.
This Item 3.01 is filed to satisfy the obligation under Nasdaq Listing Rule 5810(b) and Item 3.01(a) of Form 8-K that the Company make a public announcement disclosing the deficiency no later than four business days from the date of the Notice.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed in the Form 8-K filed May 2, 2023, on May 1, 2023, the Company appointed Mr. Tongue as a member of the Board, effective immediately. In connection with Mr. Tongue’s appointment as a member of the Board, Mr. Manuel Borges resigned as a director of the Company.
On May 12, 2023, the Board appointed Mr. Tongue as a member of the Audit Committee, effective immediately. The Board has determined that Mr. Tongue (a) is independent under Nasdaq’s listing standards and applicable law and (b) has the requisite level of financial literacy required by Nasdaq’s listing standards for service on the Audit Committee.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarketWise, Inc.

Date: May 12, 2023	By:	/s/ Gary Anderson
	Name:	Gary Anderson
	Title:	General Counsel and Corporate Secretary